Filed pursuant to Rule 497(e)
1933 Act File No. 002-21600
1940 Act File No. 811-01209

Bridges Investment Fund, Inc. (the “Fund”)
Ticker: BRGIX

Supplement dated July 2, 2020 to the
Prospectus dated April 30, 2020

The following information replaces the section entitled “Purchase Through a Broker” on page 13 of the statutory prospectus.

Purchase Through Financial Intermediaries

Quasar Distributors, LLC (“Quasar” or “Distributor”) serves as the distributor of the Fund’s shares. The Distributor is located at 111 E Kilbourn Ave., Suite 1250, Milwaukee, W 53202.

You may purchase and redeem shares of the Fund through certain financial intermediaries that have made arrangements with the Fund or its Distributor to receive purchase and redemption orders. Such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. When you place your order with such a financial intermediary, or its designee, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The financial intermediary holds your shares in an omnibus account in its (or its agent's) name, and the financial intermediary maintains your individual ownership records. The Adviser may pay the financial intermediary for maintaining these records as well as providing other shareholder services. The financial intermediary may charge you a fee for handling your order. The financial intermediary is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus or Summary Prospectus.
If you decide to purchase shares through a financial intermediary, please carefully review the program materials provided to you by your financial intermediary, because particular brokers may adopt policies or procedures that are separate from those described in this Prospectus.
Purchase requests submitted to a financial intermediary after the financial intermediary's imposed cut-off time may not be received by the Fund prior to the Fund's cut-off time at the close of regular trading (generally 4:00 p.m., Eastern time) on that day. Such purchase requests will be processed at the NAV calculated at the close of regular trading on the next day that the NYSE is open for business. For more information about your financial intermediary's rules and procedures, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund, you should contact your financial intermediary directly.

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Please retain this supplement for your reference.